[MFS(R) INVESTMENT MANAGEMENT LOGO]

MFS(R) VARIABLE INSURANCE TRUST(SM)                                   PROSPECTUS
MAY 1, 2004                                                        INITIAL CLASS

MFS(R) INVESTORS GROWTH STOCK SERIES

MFS(R) NEW DISCOVERY SERIES

MFS(R) RESEARCH SERIES


This Prospectus describes three series of the MFS Variable Insurance Trust (referred to as the trust), each of which offers Initial Class shares.

 1. MFS INVESTORS GROWTH STOCK SERIES seeks to provide long-term growth of capital and future income rather than current income (referred to as the Investors Growth Stock Series).

 2. MFS NEW DISCOVERY SERIES seeks capital appreciation (referred to as the New Discovery Series).

 3. MFS RESEARCH SERIES seeks to provide long-term growth of capital and future income (referred to as the Research Series).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS

                                                                            PAGE
I    Expense Summary                                                          1

II   Risk Return Summary                                                      2

      1. Investors Growth Stock Series                                        2

      2. New Discovery Series                                                 4

      3. Research Series                                                      7

III  Certain Investment Strategies and Risks                                  9

IV   Management of the Series                                                 9

V    Description of Shares                                                   10

VI   Other Information                                                       10

VII  Financial Highlights                                                    12

     Appendix A -- Investment Techniques and Practices                      A-1

     The trust offers Initial Class shares of its 15 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser). Three of these are described below.

I    EXPENSE SUMMARY

-    EXPENSE TABLE

     This table describes the fees and expenses that you may pay when you hold initial class shares of each series. These fees and expenses do NOT take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

     ANNUAL SERIES OPERATING EXPENSES (expenses that are deducted from a series' assets):

                                                    INVESTORS       NEW
                                                  GROWTH STOCK    DISCOVERY   RESEARCH
                                                     SERIES        SERIES      SERIES
                                                  ------------    ---------   --------
     Management Fee                                   0.75%         0.90%      0.75%
     Other Expenses                                   0.13%         0.14%      0.13%
                                                      ----          ----       ----
     Total Annual Series Operating Expenses           0.88%         1.04%      0.88%
       Fee Reductions                                  N/A           N/A        N/A
                                                      ----          ----       ----
       Net Expenses(1)                                0.88%         1.04%      0.88%

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     (1) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:
          0.87% for Investors Growth Stock Series
          1.03% for New Discovery Series

-    EXAMPLE OF EXPENSES--INITIAL CLASS

     THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE SERIES WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THESE EXAMPLES DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES IMPOSED BY INSURANCE COMPANIES THROUGH WHICH YOUR INVESTMENT IN A SERIES MAY BE MADE.

       The examples assume that:

       - You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

       - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

       -  The series' operating expenses remain the same.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                               PERIOD
                                              -----------------------------------------
                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
     ----------------------------------------------------------------------------------
     Investors Growth Stock Series            $     90   $    281   $    488   $  1,084
     New Discovery Series                          106        331        574      1,271
     Research Series                                90        281        488      1,084

II   RISK RETURN SUMMARY

   Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."


   1:  INVESTORS GROWTH STOCK SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is to provide long-term growth of capital and future income rather than current income. This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

   The series may invest in foreign securities through which it may have exposure to foreign currencies.

   The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - GROWTH COMPANIES RISK: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's 500 Composite Stock Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

   - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        -  Foreign markets may be less liquid and more volatile than U.S.
           markets.

        - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-  BAR CHART AND PERFORMANCE TABLE

   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

         2000      -6.17%
         2001     -24.14%
         2002     -27.53%
         2003      23.02%

      During the period shown in the bar chart, the highest quarterly return was 14.81% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (21.49)% (for the calendar quarter ended September 30, 2001).

   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                                  1 YEAR         LIFE*
    Investors Growth Stock Series--Initial Class Shares           23.02%        (2.50)%
    Russell 1000 Growth Index**+                                  29.75%        (6.73)%

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   * Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2003. Index return is from May 1, 1999.
   ** Source: Standard & Poor's Micropal, Inc.
   + The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-  PORTFOLIO MANAGER

   This series is managed by a team of portfolio managers comprised of Stephen Pesek and S. Irfan Ali, each an MFS Senior Vice President, and Gregory Locraft, an MFS Vice President. These individuals have each been a portfolio manager of the series since: Mr. Pesek - since inception 1999, Mr. Ali and Mr. Locraft - each effective October 31, 2003, and each has been employed in the MFS investment management area since: Mr. Pesek - 1994, Mr. Ali - 1993 and Mr. Locraft - 1998.

   Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

   2:  NEW DISCOVERY SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 65% of its net assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies which MFS believes offer superior prospects for growth and are either:

   - early in their life cycle but which have the potential to become major enterprises, or

   - major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

   While emerging growth companies may be of any size, the series will generally focus on smaller capitalization emerging growth companies that are early in their life cycle. Small cap companies are defined by MFS as those companies with market capitalizations within the range of market capitalizations in the Russell 2000 Stock Index at the time of investment. As of December 31, 2003 the range of companies in the Russell 2000 Stock Index was between $7 million and $2.3 billion. This index is a widely recognized, unmanaged index of small cap common stock prices. MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

   The series may engage in short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

   The fund may invest in foreign securities through which it may have exposure to foreign currencies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

   - EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

         -  have limited product lines, markets and financial resources

         -  are dependent on management by one or a few key individuals

         - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

   - SMALL CAPITALIZATION COMPANIES RISK: Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small capitalization companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

   - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange listed stocks. The values of these stocks may be more volatile than exchange listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

   - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

   - SHORT SALES RISK: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-  BAR CHART AND PERFORMANCE TABLE

   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

        1999     73.41%
        2000     (1.99)%
        2001     (5.03)%
        2002    (31.63)%
        2003     33.72%

     During the period shown in the bar chart, the highest quarterly return was 53.31% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (23.50)% (for the calendar quarter ended September 30, 2001).

   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                 1 YEAR     5 YEARS       LIFE*
   New Discovery Series--Initial Class Shares      33.72%       8.09%       7.52%
   Russell 2000(R) Growth Index**+                 48.54%       0.86%      (1.11)%
   Russell 2000 Index***+                          47.25%       7.13%       3.91%

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   * Series performance figures are for the period from the commencement of the series' investment operations on May 1, 1998, through December 31, 2003. Index returns are from May 1, 1998.
   ** The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks.
   ***  The Russell 2000 Index measures the performance of U.S. small-cap stocks.
   +    Source: Standard & Poor's Micropal, Inc.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-  PORTFOLIO MANAGER

   The series is managed by a team of portfolio managers comprised of: Donald F. Pitcher, Jr., and Robert A. Henderson, each an MFS Senior Vice President. These individuals have each been a portfolio manager of the fund since: Mr. Pitcher - June 2002 and Mr. Henderson - April 2002 and have been employed in the MFS investment management area since: Mr. Pitcher - 1971 and Mr. Henderson - 1996. Effective on or about June 30, 2004, Thomas H. Wetherald will replace Mr. Pitcher on the management team. Mr. Wetherald, an MFS Vice President, has been employed in the MFS investment management area since 2002. Prior to joining MFS, Mr. Wetherald was a portfolio manager and research analyst at Manning & Napier Advisors.

   Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

   3:  RESEARCH SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is long-term growth of capital and future income. This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management. The series may invest in companies of any size. The series' investments may include securities traded on securities exchanges or in the over-the-counter (OTC) markets.

   A committee of investment research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS' foreign investment advisory affiliates. The committee allocates the series' assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the series' investment objective within their assigned industry responsibility.

   The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

   The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

- PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

   - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

   - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-  BAR CHART AND PERFORMANCE TABLE

   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

       1996     22.33%
       1997     20.26%
       1998     23.39%
       1999     24.05%
       2000     (4.85)%
       2001    (21.25)%
       2002    (24.54)%
       2003     24.71%^

----------

   ^ The 2003 total return included proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment, the series' 2003 annual total return would have been 24.49%.

     During the period shown in the bar chart, the highest quarterly return was 21.88% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (19.46)% (for the calendar quarter ended September 30, 2001).

   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)^

                                                 1 YEAR      5 YEAR       LIFE*
   Research Series--Initial Class Shares           24.71%      (2.64)%      6.91%
   Standard & Poor's 500 Stock Index**+            28.67%      (0.57)%     10.23%

----------
   ^ A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit (see "Financial Highlights").
   * Series performance figures are for the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2003. Index returns are from August 1, 1995.
   **   Source: Standard & Poor's Micropal, Inc.
   + The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-  PORTFOLIO MANAGER

   The series is managed by a committee of equity research analysts.

  III   CERTAIN INVESTMENT STRATEGIES AND RISKS

-  FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

   Each series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

-  TEMPORARY DEFENSIVE POLICIES

   Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.

-  ACTIVE OR FREQUENT TRADING

   Each series may engage in active or frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

  IV    MANAGEMENT OF THE SERIES

-  INVESTMENT ADVISER

   Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $140.3 billion as of December 31, 2003. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

   MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee as set forth in the Expense Summary.

   MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to insurance companies and plan sponsors to whom shares of the series are offered (collectively, "Record Owners") in recognition of their marketing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the series' prospectus. In the case of any one Record Owner, marketing and administrative support payments, with certain limited exceptions, will not exceed 0.25% of the total assets of the series attributable to the Record Owner, on an annual basis. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to Record Owner.

   You can find further details in the SAI about the payments made by MFD and the services provided by Record Owners. In addition, you can ask your Record Owner for information about any payments it receives from MFD and any services provided.

-  ADMINISTRATOR

   MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.

-  DISTRIBUTOR

   MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the series.

-  SHAREHOLDER SERVICING AGENT

   MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.

  V     DESCRIPTION OF SHARES

   The trust offers two classes of shares--initial class shares and service class shares (except the Money Market Series that only offers initial class shares). Initial class shares are offered through this prospectus. Service class shares, which bear a Rule 12b-1 distribution fee, are available through a separate prospectus. If you would like to receive a copy of the other prospectus, please call the MFS Service Center at the telephone number referenced at the back of this document. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts. The trust also offers shares of each of its series to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts and plans, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.

  VI    OTHER INFORMATION

-  PRICING OF SERIES' SHARES

   The price of each class of the series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of series shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the series' do not transact purchase, exchange or redemption orders.

   To determine net asset value, each series values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the series' valuation time that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

   Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

   Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. eastern time on the next day on which the New York Stock Exchange is open for trading.


-  DISTRIBUTIONS

   Each series intends to pay substantially all of its net income (including any realized net capital and net foreign currency gains) to shareholders as dividends at least annually.

-  TAX CONSIDERATIONS

   The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. Each series of the trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and intends to do in the future), it pays no federal income tax on the net earnings and net realized gains it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

   Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract or your plan sponsor to understand the federal tax treatment of your investment.

-  RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

   RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The series reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading (e.g., trading, which in the reasonable judgement of the series' or its agents, may disrupt portfolio investment strategies or otherwise adversely affect the series.) and transactions accepted by an insurance company or retirement plan sponsor through which the transaction is placed. In the event that the series reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The series reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the series' judgment, such delay would be in the series' best interest, in which case both the redemption and purchase side of the exchange will receive the series' net asset value at the conclusion of the delay period.

-  EXCESSIVE TRADING PRACTICES

   EXCESSIVE TRADING POLICIES. Excessive trading into and out of the series can disrupt portfolio investment strategies and increase series' operating expenses. The series are not designed to accommodate excessive trading practices. The series and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which represent excessive trading.

   LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the series or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the series and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the series receive purchase, exchange and redemption orders from insurance companies and retirement plans which maintain omnibus accounts with the series. Omnibus account arrangements are common forms of holding shares of a series, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements often permit the intermediaries to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a series. Therefore, the ability of the series to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the series. The insurance company through which you purchased your variable annuity or variable life contract may impose transfer limitations and other limitations designed to curtail excessive trading. Please refer to your variable annuity or variable life contract for details.

   EXCESSIVE TRADING RISKS. To the extent that the series or their agents are unable to curtail excessive trading practices in a series, these practices may interfere with the efficient management of the series' portfolio, and may result in the series engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the series' operating costs and decrease the series' investment performance, and maintenance of a higher level of cash balances would likewise result in lower series investment performance during periods of rising markets.

   For series that significantly invest in foreign securities traded on markets which may close prior to when the series determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of series shares held by other shareholders. Because events may occur after the close of these foreign markets and before the series' valuation time that influence the value of these foreign securities, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these foreign securities as of the series' valuation time (referred to as price arbitrage). The series has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the series' valuation time. To the extent that the series does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of series shares held by other shareholders.

   For series that significantly invest in high yield (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the series' portfolio to a greater degree than series which invest in highly liquid securities, in part because the series may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of series shares held by other shareholders.

-  IN-KIND DISTRIBUTIONS

   The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The series do not expect to make in-kind distributions.

-  UNIQUE NATURE OF SERIES

   MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

-  POTENTIAL CONFLICTS

   Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the board of trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

  VII   FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). The per share data in the financial highlights tables, including total returns, do not reflect fees and charges imposed under the variable annuity and variable life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce total return. This information has been audited by the trust's independent auditors, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The trust's independent auditors are Deloitte & Touche LLP.

1.  INVESTORS GROWTH STOCK SERIES--INITIAL CLASS

                                                                               YEAR ENDED DECEMBER 31,               PERIOD ENDED
                                                                ---------------------------------------------------  DECEMBER 31,
                                                                  2003           2002           2001        2000        1999*
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value-- beginning of period                           $    7.08      $    9.77      $   13.00   $   13.95   $   10.00
                                                                ---------      ---------      ---------   ---------   ---------
Income (loss) from investment operations#--
  Net investment income (loss)^                                 $    0.00+++   $   (0.00)+++  $    0.01   $    0.04   $    0.06
  Net realized and unrealized gain (loss) on investments
     and foreign currency                                            1.63          (2.69)         (3.14)      (0.89)       3.94
                                                                ---------      ---------      ---------   ---------   ---------
        Total from investment operations                        $    1.63      $   (2.69)     $   (3.13)  $   (0.85)  $    4.00
                                                                ---------      ---------      ---------   ---------   ---------
Less distributions declared to shareholders--
  From net investment income                                    $      --      $      --      $   (0.01)  $      --   $   (0.02)
  From net realized gain on investments and foreign
     currency transactions                                             --             --             --       (0.06)      (0.03)
  In excess of net investment income                                   --             --             --          --       (0.00)+++
  In excess of net realized gain on investments and foreign
     currency transactions                                             --             --          (0.09)      (0.04)         --
                                                                ---------      ---------      ---------   ---------   ---------
        Total distributions declared to shareholders            $      --      $      --      $   (0.10)  $   (0.10)  $   (0.05)
                                                                ---------      ---------      ---------   ---------   ---------
Net asset value-- end of period                                 $    8.71      $    7.08      $    9.77   $   13.00   $   13.95
                                                                ---------      ---------      ---------   ---------   ---------
Total return                                                        23.02%        (27.53)%       (24.14)%     (6.17)%     40.01%++
Ratios (to average net assets)/Supplemental data^:
  Expenses##                                                         0.88%          0.88%          0.92%       0.93%       1.01%+
  Net investment income (loss)                                       0.04%         (0.03)%         0.07%       0.28%       0.71%+
Portfolio turnover                                                    253%           214%           265%        248%         73%
Net assets at end of period (000 Omitted)                       $ 199,674      $  120,593     $ 147,280   $  97,766   $  18,889

^ Subject to reimbursement by the series, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series paid the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. This agreement terminated on June 30, 2001. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

     Net investment income                                             --             --      $    0.01   $    0.04   $    0.02
     Ratios (to average net assets):
        Expenses##                                                     --             --           0.91%       0.94%       1.47%+
        Net investment income                                          --             --           0.08%       0.27%       0.25%+

----------
* For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 1999.
+    Annualized.
++   Not annualized.
+++  Per share amount was less than $0.01.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

2.  NEW DISCOVERY SERIES--INITIAL CLASS

                                                                                YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------------
                                                          2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                $     10.44     $     15.27     $     16.61     $     17.27     $     10.22
                                                      -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations# --
  Net investment loss^                                $     (0.08)    $     (0.07)    $     (0.09)    $     (0.08)    $     (0.09)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         3.60           (4.76)          (0.74)          (0.26)           7.53
                                                      -----------     -----------     -----------     -----------     -----------
        Total from investment operations              $      3.52     $     (4.83)    $     (0.83)    $     (0.34)    $      7.44
                                                      -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign
    currency transactions                             $        --     $        --     $     (0.35)    $     (0.32)    $     (0.39)
  In excess of net realized gain on investments and
    foreign currency transactions                              --              --           (0.16)             --              --
                                                      -----------     -----------     -----------     -----------     -----------
        Total distributions declared to shareholders  $        --     $        --     $     (0.51)    $     (0.32)    $     (0.39)
                                                      -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                      $     13.96     $     10.44     $     15.27     $     16.61     $     17.27
                                                      -----------     -----------     -----------     -----------     -----------
Total return                                                33.72%         (31.63)%         (5.03)%         (1.99)%         73.41%
Ratios (to average net assets)/Supplemental data^:
  Expenses##                                                 1.04%           1.05%           1.06%           1.08%           1.17%
  Net investment loss                                       (0.62)%         (0.56)%         (0.61)%         (0.48)%         (0.72)%
Portfolio turnover                                             88%             90%             63%             65%            185%
Net assets at end of period (000 Omitted)             $   290,364     $   157,863     $   194,098     $   145,113     $    18,115

^ From May 1, 2000 through April 30, 2003, subject to reimbursement of the series, the investment adviser agreed to maintain expenses of the series exclusive of management fees, at not greater than 0.15% of the average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of the average daily net assets. Effective May 1, 2003, the series is no longer subject to reimbursement. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss                              $     (0.08)*   $     (0.07)*   $     (0.09)    $     (0.09)    $     (0.25)
     Ratios (to average net assets):
       Expenses##                                            1.04%*          1.05%*          1.09%           1.11%           2.49%
       Net investment loss                                  (0.62)%*        (0.56)%*        (0.64)%         (0.51)%         (2.04)%

----------
* Reimbursement per share amount and ratios were less than $0.01 and 0.01%, respectively.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

3.  RESEARCH SERIES--INITIAL CLASS

                                                                                YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------------
                                                          2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                $     10.78     $     14.32     $     20.80     $     23.34     $     19.05
                                                      -----------     -----------     -----------     -----------     -----------
Income from investment operations# --
  Net investment income                               $      0.10     $      0.06     $      0.03     $      0.01     $      0.02
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         2.55           (3.57)          (4.15)          (1.00)           4.52
                                                      -----------     -----------     -----------     -----------     -----------
        Total from investment operations              $      2.65     $     (3.51)    $     (4.12)    $     (0.99)    $      4.54
                                                      -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                          $     (0.08)    $     (0.03)    $     (0.00)*   $     (0.01)    $     (0.04)
  From net realized gain on investments and foreign
    currency transactions                                      --              --           (2.32)          (1.54)          (0.21)
  In excess of net realized gain on investments and
    foreign currency transactions                              --              --           (0.04)             --              --
                                                      -----------     -----------     -----------     -----------     -----------
        Total distributions declared to shareholders  $     (0.08)    $     (0.03)    $     (2.36)    $     (1.55)    $     (0.25)
                                                      -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                      $     13.35     $     10.78     $     14.32     $     20.80     $     23.34
                                                      -----------     -----------     -----------     -----------     -----------
Total return                                                24.71%^        (24.54)%        (21.25)%         (4.85)%         24.05%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                 0.88%           0.87%           0.89%           0.85%           0.86%
  Net investment income                                      0.83%           0.52%           0.20%           0.05%           0.08%
Portfolio turnover                                            124%             98%             99%             93%             91%
Net assets at end of period (000 Omitted)             $   352,464     $   488,917     $   808,889     $ 1,083,760     $   883,578

----------
*    Per share amount was less than $0.01.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.
^ The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total return for the year ended December 31, 2003 would have been 24.49%.

APPENDIX A                                         INVESTORS GROWTH STOCK SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Investors Growth Stock Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

            /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
SYMBOLS         ANTICIPATES USING                 CURRENTLY ANTICIPATE USING
--------------------------------------------------------------------------------
DEBT SECURITIES
 ASSET-BACKED SECURITIES
  Collateralized Mortgage Obligations and Multiclass
    Pass-Through Securities                              --
  Corporate Asset-Backed Securities                      --
  Mortgage Pass-Through Securities                       --
  Stripped Mortgage-Backed Securities                    --
 Corporate Securities                                    --
 Loans and Other Direct Indebtedness                     --
 Lower Rated Bonds                                       --
 Municipal Bonds                                         --
 U.S. Government Securities                              /X/
 Variable and Floating Rate Obligations                  /X/
 Zero Coupon Bonds, Deferred Interest Bonds and PIK
   Bonds                                                 --
Equity Securities                                        /X/
FOREIGN SECURITIES EXPOSURE
 Brady Bonds                                             --
 Depositary Receipts                                     /X/
 Dollar-Denominated Foreign Debt Securities              --
 Emerging Markets                                        /X/
 Foreign Securities                                      /X/
Forward Contracts                                        /X/
Futures Contracts                                        /X/
Indexed Securities/Structured Products                   --
Inverse Floating Rate Obligations                        --
INVESTMENT IN OTHER INVESTMENT COMPANIES
 Open-End Funds                                          /X/
 Closed-End Funds                                        /X/
Lending of Portfolio Securities                          /X/
LEVERAGING TRANSACTIONS
 Bank Borrowings                                         --
 Mortgage "Dollar-Roll" Transactions                     /X/
 Reverse Repurchase Agreements                           --
OPTIONS
 Options on Foreign Currencies                           /X/
 Options on Futures Contracts                            /X/
 Options on Securities                                   /X/
 Options on Stock Indices                                /X/
 Reset Options                                           --
 "Yield Curve" Options                                   --
Repurchase Agreements                                    /X/
Short Sales                                              /X/
Short Term Instruments                                   /X/
Swaps and Related Derivative Instruments                 --
Temporary Borrowing                                      /X/
Temporary Defensive Positions                            /X/
"When-Issued" Securities                                 /X/

APPENDIX A                                                  NEW DISCOVERY SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the New Discovery Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

            /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
SYMBOLS         ANTICIPATES USING                 CURRENTLY ANTICIPATE USING
--------------------------------------------------------------------------------
DEBT SECURITIES
 ASSET-BACKED SECURITIES
  Collateralized Mortgage Obligations and Multiclass
    Pass-Through Securities                              --
  Corporate Asset-Backed Securities                      --
  Mortgage Pass-Through Securities                       --
  Stripped Mortgage-Backed Securities                    --
 Corporate Securities                                    /X/
  Loans and Other Direct Indebtedness                    --
  Lower Rated Bonds                                      /X/
  Municipal Bonds                                        --
  U.S. Government Securities                             /X/
  Variable and Floating Rate Obligations                 /X/
  Zero Coupon Bonds, Deferred Interest Bonds and PIK
    Bonds                                                /X/
Equity Securities                                        /X/
FOREIGN SECURITIES EXPOSURE
 Brady Bonds                                             --
 Depositary Receipts                                     /X/
 Dollar-Denominated Foreign Debt Securities              /X/
 Emerging Markets                                        /X/
 Foreign Securities                                      /X/
Forward Contracts                                        /X/
Futures Contracts                                        /X/
Indexed Securities/Structured Products                   /X/
Inverse Floating Rate Obligations                        --
INVESTMENT IN OTHER INVESTMENT COMPANIES
 Open-End                                                /X/
 Closed-End                                              /X/
Lending of Portfolio Securities                          /X/
LEVERAGING TRANSACTIONS
 Bank Borrowings                                         --
 Mortgage "Dollar-Roll" Transactions                     /X/
 Reverse Repurchase Agreements                           --
OPTIONS
 Options on Foreign Currencies                           /X/
 Options on Futures Contracts                            /X/
 Options on Securities                                   /X/
 Options on Stock Indices                                /X/
 Reset Options                                           /X/
 "Yield Curve" Options                                   /X/
Repurchase Agreements                                    /X/
Short Sales                                              /X/
Short Term Instruments                                   /X/
Swaps and Related Derivative Instruments                 /X/
Temporary Borrowings                                     /X/
Temporary Defensive Positions                            /X/
"When-Issued" Securities                                 /X/

APPENDIX A                                                       RESEARCH SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Research Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

            /X/ SERIES USES, OR CURRENTLY     -- PERMITTED, BUT SERIES DOES NOT
SYMBOLS           ANTICIPATES USING                 CURRENTLY ANTICIPATE USING
--------------------------------------------------------------------------------
DEBT SECURITIES
 ASSET-BACKED SECURITIES
  Collateralized Mortgage Obligations and Multiclass
    Pass-Through Securities                                   --
  Corporate Asset-Backed Securities                           --
  Mortgage Pass-Through Securities                            --
  Stripped Mortgage-Backed Securities                         --
 Corporate Securities                                         /X/
 Loans and Other Direct Indebtedness                          --
 Lower Rated Bonds                                            /X/
 Municipal Bonds                                              --
 U.S. Government Securities                                   /X/
 Variable and Floating Rate Obligations                       /X/
 Zero Coupon Bonds, Deferred Interest Bonds and PIK
   Bonds                                                      --
Equity Securities                                             /X/
FOREIGN SECURITIES EXPOSURE
 Brady Bonds                                                  --
 Depositary Receipts                                          /X/
 Dollar-Denominated Foreign Debt Securities                   /X/
 Emerging Markets                                             /X/
 Foreign Securities                                           /X/
Forward Contracts                                             /X/
Futures Contracts                                             /X/
Indexed Securities/Structured Products                        /X/
Inverse Floating Rate Obligations                             --
INVESTMENT IN OTHER INVESTMENT COMPANIES
 Open-End Funds                                               /X/
 Closed-End Funds                                             /X/
Lending of Portfolio Securities                               /X/
LEVERAGING TRANSACTIONS
 Bank Borrowings                                              --
 Mortgage "Dollar-Roll" Transactions                          /X/
 Reverse Repurchase Agreements                                --
OPTIONS
 Options on Foreign Currencies                                /X/
 Options on Futures Contracts                                 /X/
 Options on Securities                                        /X/
 Options on Stock Indices                                     /X/
 Reset Options                                                --
 "Yield Curve" Options                                        --
Repurchase Agreements                                         /X/
Short Sales                                                   /X/
Short Term Instruments                                        /X/
Swaps and Related Derivative Instruments                      --
Temporary Borrowings                                          /X/
Temporary Defensive Positions                                 /X/
"When-Issued" Securities                                      /X/

MFS(R) VARIABLE INSURANCE TRUST(SM)

If you want more information about the trust and its series, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2004, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.

YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE TRUST AND ITS SERIES, AND MAKE INQUIRIES ABOUT THE TRUST AND ITS SERIES, BY CONTACTING:

      MFS Service Center, Inc.
      2 Avenue de Lafayette
      Boston, MA 02111-1738
      Telephone: 1-800-343-2829, ext. 3500
      Internet: http://www.mfs.com

Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

      Public Reference Room
      Securities and Exchange Commission
      Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

      The trust's Investment Company Act file number is 811-8326


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